MERIT TACTICAL TREASURY FUND

SUPPLEMENT DATED FEBRUARY 10, 2006
TO PROSPECTUS DATED JUNE 15, 2005

The Merit Tactical Treasury Fund is closed to new investors effective immediately, in anticipation of a final liquidation on February 28, 2006.

Current shareholders should redeem their shares and not make any new investments in the Fund.

The Board of Trustees of Merit Advisors Investment Trust has determined to redeem all outstanding shares of the Merit Tactical Treasury Fund.  The Board has concluded that, due to the small size of the Fund, it is unlikely that the Fund will be able to meet its investment objective, and that the Fund therefore should cease operations.

The Fund is no longer pursuing its investment objective.  The Fund’s portfolio holdings have been sold, and the proceeds are held in cash or cash equivalents.  Any capital gains will be distributed as soon as practicable to shareholders.  Any shareholders that have not redeemed their shares of the Fund prior to February 28, 2006 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record.  Prior to February 28, 2006, you may redeem your account, including reinvested distributions, in accordance with the section titled “Redeeming Shares” in the Prospectus.  To avoid negative tax consequences, shareholders, particularly IRA and other retirement plan accountholders, should provide instructions regarding their accounts prior to the liquidation date.  If you are a retirement plan investor, you should be aware that if a distribution is made from the plan, a rollover is required to avoid taxation and penalties.   Please call shareholder services at 1-877-556-3730 for more information.